Exhibit 32.1
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
OF
ALLIANCE DATA SYSTEMS CORPORATION
     This certification is provided pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the Amendment No. 1 on Form 10-Q/A for the quarter ended September 30, 2006 (the “Form 10-Q/A”) of Alliance Data Systems Corporation (the “Registrant”).
     I, J. Michael Parks, certify that to the best of my knowledge:
(i)	the Form 10-Q/A fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii)	the information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Dated: November 6, 2006

/s/ J. Michael Parks
Name:	J. Michael Parks
Chief Executive Officer

Subscribed and sworn to before me
this 6th day of November, 2006.

/s/ Dolores Navarette -Telford Name: Dolores Navarette-Telford
Title: Notary Public
My commission expires:
February 22, 2007
A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.